++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+A registration statement for Pacific Select Fund relating to shares of the + +Focused 30 and Strategic Value Portfolios has been filed with the Securities + +and Exchange Commission, but has not yet become effective. The information in +
+the prospectus is not complete and may be changed. Interests in the new       +
+investment options and shares of the Focused 30 and Strategic Value           +
+Portfolios may not be sold until the Fund's registration statements are       +
+effective. This supplement and preliminary prospectus are not offers to sell + +interests in the investment options or shares of the Focused 30 and Strategic + +Value Portfolios and do not solicit an offer to buy interests or shares in +
+any state where the offer or sale is not permitted.                           +
+                                                                              +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

   Supplement to Prospectus Dated May 1, 2000 for Pacific Select Exec II-NY,
        a flexible premium variable life insurance policy (the "policy")
                    issued by Pacific Life & Annuity Company

                       Date of Supplement: August 7, 2000

                       This supplement changes the prospectus to reflect the following:

                      ---------------------------------------------------------
Two new variable       The new investment options will invest in two new
investment options     portfolios of the Pacific Select Fund called the
will be available      Focused 30 and Strategic Value Portfolios. Below is
October 2, 2000        information summarizing the new portfolios.

 . Focused 30           Pacific Life Insurance Company, the adviser, and the
 . Strategic Value      fund have retained Janus Capital Corporation as
                       portfolio manager.


                   ------------------------------------------------------------------------
                                      The Portfolio's               The Portfolio's
                   Portfolio          Investment Goal               Main Investments
                   ------------------------------------------------------------------------
                   Focused 30        Long-term growth of capital.   Common stocks selected
                                                                    for their growth
                                                                    potential.
                   Strategic Value   Long-term growth of capital.   Common stocks with the
                                                                    potential for long-term
                                                                    growth of capital.
                   ------------------------------------------------------------------------

                       This chart is only a summary. For more complete information on the portfolios, including a discussion of each portfolio's investment techniques and the risks associated with its investments, see the accompanying fund preliminary prospectus. You should read the prospectus carefully.

                      ---------------------------------------------------------
An overview of         The following is added to the chart under Fees and
Pacific Select Exec    Expenses Paid by the Pacific Select Fund:
II-NY is amended

                   -----------------------------------------------------------------------
                                                                           Total
                   Portfolio        Advisory fee       Other expenses*     expenses
                   -----------------------------------------------------------------------
                                        As an annual % of average daily net assets
                   Focused 30                   0.95%                0.08%           1.03%
                   Strategic Value              0.95%                0.08%           1.03%
                   -----------------------------------------------------------------------

                       * Other expenses are estimated. There were no actual advisory fees or expenses for these portfolios in 1999 because the portfolios will start on October 2, 2000. See page 7 of the preliminary prospectus for information about expense caps through December 31, 2001 for these portfolios.


                      ---------------------------------------------------------
Allocating your        This information is added to the discussion in the
premiums is            prospectus on Allocating your premiums.
amended
                       You may instruct us to allocate all or part of your net premiums to the Focused 30 and Strategic Value investment options on or after October 2, 2000. You may not instruct us to allocate your net premiums to these investment options prior to October 2, 2000, when the options first become available. Your net premium or policy's accumulated value may be invested in up to 20 investment options at any one time.

                      ---------------------------------------------------------
Transferring among     This information is added to the discussion in the
investment options     prospectus on Transferring among investment options.
is amended

                       You may instruct us to transfer accumulated value to a variable investment option and specify a future date on which the accumulated value is to be transferred. This instruction may cover any variable investment option currently available under your contract and the Focused 30 and Strategic Value investment options, subject to the limitation on investment options described above. For the Focused 30 and Strategic Value investment options, you may not specify a date prior to October 2, 2000, when the options first become available. If you specify October 2, 2000 for the Focused 30 and Strategic Value investment options, and we receive the instructions prior to that date, the requested amount will be transferred effective as of the close of business on October 2, 2000, or, if we hold your net premiums in the Money Market investment option, your free-look transfer date, whichever is later. You may revoke your transfer instructions at any time before we transfer accumulated value by providing us with a revocation in proper form, which we must receive no later than 4:00 p.m. Eastern time on the last business day before the date you have specified for a transfer. While highly remote, there is a possibility that the Focused 30 and Strategic Value investment options will not become effective on October 2, 2000, in which case we would not effect the transfer to these options, and your accumulated value would remain in the investment option from which you requested it be transferred until the day the Focused 30 and Strategic Value Portfolios become effective, if ever, or your free-look transfer date, unless you instruct us otherwise.

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